UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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[	]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

MRV COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Letter to Stockholders

Letter to Stockholders

20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of MRV Communications, Inc. (“MRV”) to be held at the Warner Center Marriott Woodland Hills, 21850 Oxnard Street, Woodland Hills, California 91367 on Friday, May 19, 2006, at 9:00 a.m., Pacific Standard Time.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. We are also pleased to offer you the opportunity to receive future stockholder communications electronically. By signing up for electronic delivery, you can receive stockholder communications faster and can help us reduce our printing and mailing costs. For more information, see “Voting by Mail, Via the Internet or by Telephone” on page 3 of the accompanying Proxy Statement. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of MRV. I look forward to greeting as many of our stockholders as possible.

Sincerely,

Noam Lotan
President and Chief Executive Officer

MRV Communications, Inc.

Notice of Annual Meeting of Stockholders

Notice of Annual Meeting of Stockholders

20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

To Be Held May 19, 2006

The Annual Meeting of Stockholders (the “Annual Meeting”) of MRV Communications, Inc. (“MRV”) will be held at the Warner Center Marriott Woodland Hills, 21850 Oxnard Street, Woodland Hills, California 91367 on Friday, May 19, 2006, at 9:00 a.m., Pacific Standard Time, for the following purposes:

1.	To elect seven (7) directors;

2.	To ratify the appointment of Ernst & Young LLP as MRV’s independent registered public accounting firm for the year ending December 31, 2006; and

3.	To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 6, 2006, are entitled to notice of and to vote at, this meeting.

By order of the Board of Directors

Shlomo Margalit
Secretary

Chatsworth, California
April 12, 2006

Important:

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by phone, via the Internet or by signing, dating and returning the enclosed proxy card will save MRV the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Proxy Statement for Annual Meeting of Stockholders

20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

To Be Held May 19, 2006

This Proxy Statement, which was first mailed to stockholders on or about April 13, 2006, is furnished in connection with the solicitation of proxies by the Board of Directors of MRV Communications, Inc. (“MRV”), to be voted at the Annual Meeting of the stockholders of MRV, which will be held at the Warner Center Marriott Woodland Hills, 21850 Oxnard Street, Woodland Hills, California 91367 on Friday, May 19, 2006, at 9:00 a.m., Pacific Standard Time, and at any adjournments or postponements of the meeting.

MRV’s Annual Report to Stockholders for the year ended December 31, 2005, containing audited financial statements and other information, is being furnished with this Proxy Statement to all stockholders entitled to vote. The Annual Report does not form any part of MRV’s proxy solicitation material.

Purpose of Meeting

The specific proposals to be considered and acted upon at the meetings are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

Voting Rights and Solicitation

Voting

Only stockholders of record of MRV common stock on April 6, 2006, the record date, will be entitled to vote at the meeting. Each stockholder of record will be entitled to one vote on each matter for each share of common stock held on the record date. On the record date, there were 124,941,389 shares of common stock outstanding, held of record by 2,909 stockholders. A majority of the outstanding shares of common stock must be present or represented by proxy at the meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the meeting. In the election of directors, the seven nominees receiving the highest number of affirmative votes will be elected. Proposal No. 2 requires the approval of the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the meeting. If the persons present or represented by proxy at the meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Recommendation of the Board of Directors

MRV’s Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1) and FOR the ratification of the appointment of Ernst & Young LLP as MRV’s independent registered public accounting firm for the year ending December 31, 2006 (Proposal No. 2).

Voting by Mail, Via the Internet or by Telephone

Stockholders whose shares are registered in their own names may vote by mailing a completed proxy card, via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the ratification of the appointment of Ernst & Young LLP as MRV’s independent registered public accounting firm for the year ending December 31, 2006 (Proposal No. 2) and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to MRV’s Secretary at MRV’s principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered.

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Proxy Statement for Annual Meeting of Stockholders

If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. Stockholders who elected to receive the 2006 Proxy Statement and Annual Report to Stockholders over the Internet will be receiving an e-mail on or about April 6, 2006 with information on how to access stockholder information and instructions for voting.

Proxy Solicitation Costs

MRV will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation material that MRV may provide to stockholders. MRV may reimburse brokerage firms and other persons representing beneficial owners of shares of their expense in forwarding solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram and other means by directors, officers and employees of MRV. No additional compensation will be paid to these individuals for any such services.

A copy of MRV’s Annual Report on Form 10-K, including financial statements and financial statement schedules for the year ended December 31, 2005, is available to you without charge upon written request to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Investor Relations.

We maintain a website at www.mrv.com. We make available free of charge, either by direct access or a link to the Securities and Exchange Commission (“SEC”) website, our Proxy Statement, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such reports are submitted to the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Election of Directors (Proposal No. 1)

General

Seven directors are to be elected at the annual meeting to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The accompanying proxy will be voted in favor of the following persons to serve as directors unless the stockholder indicates to the contrary on the proxy. The election of the Company’s directors requires a plurality of the votes cast in person or by proxy at the meeting. This means that the seven nominees receiving the highest number of votes will be elected as directors. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW:

Nominees for Directors
Name, Age as of April 6, 2006	Principal Occupation, Business Experience and Directorship
Noam Lotan Age 54 Director since 1990 Executive Committee
President, Chief Executive Officer and Director since May 1990. Mr. Lotan also served as MRV’s Chief Financial Officer from October 1993 through June 1995. From March 1987 to January 1990, Mr. Lotan served as Managing Director of Fibronics (UK) Ltd., the United Kingdom subsidiary of Fibronics International Inc. (“Fibronics”), a manufacturer of fiber optic communication networks. MRV purchased the Fibronics business in September 1996. From January 1985 to March 1987, Mr. Lotan served as a Director of European Operations for Fibronics. Prior to such time, Mr. Lotan held a variety of sales and marketing positions with Fibronics and Hewlett-Packard. Since June 2005, Mr. Lotan has served on the Board of Directors of Capstone Turbine Corp. Mr. Lotan holds a Bachelor of Science degree in Electrical Engineering from the Technion, the Israel Institute of Technology and a master’s degree in Business Administration from INSEAD (the European Institute of Business Administration, Fontainebleau, France).

Shlomo Margalit Age 64 Director since 1988 Executive Committee
A founder, Chairman of the Board of Directors, Chief Technical Officer and Secretary of MRV since MRV’s inception in July 1988. From May 1985 to July 1988, Dr. Shlomo Margalit served as a founder and Vice President of Research and Development for LaserCom, Inc. (“LaserCom”), a manufacturer of semiconductor lasers. From 1982 to 1985, Dr. Margalit served as a Senior Research Associate at the California Institute of Technology (“Caltech”) and from 1976 to 1982, a Visiting Associate at Caltech. From 1972 to 1982, Dr. Margalit served as a faculty member and Associate Professor at the Technion. During his tenure at the Technion, Dr. Margalit was awarded the “Israel Defense” prize for his work in developing infrared detectors for heat guided missiles and the David Ben Aharon Award for Novel Applied Research. Dr. Margalit holds a Bachelor of Science degree, a master’s degree and a Ph.D. in Electrical Engineering from the Technion.

Igal Shidlovsky Age 69 Director since 1997 Audit Committee, Chairman Compensation Committee, Chairman Nomination and Governance Committee
Dr. Igal Shidlovsky serves as Managing Director of Global Technologies, an investment and consulting organization, which he founded in 1994. He has extensive management and consulting experience with international companies and start up technology companies. From 1982 to 1991, Dr. Shidlovsky was a Director of Sentex Sensing Technologies. Dr. Shidlovsky held several executive positions including Vice President Corporate Development at Siemens Pacesetter, a division of Siemens AG Medical Group, Director of Strategic Planning and Technology Utilization and Director of the Microelectronics Department at Siemens Corporate Research. From 1969 to 1982 he was with RCA Laboratories, a leading electronic R&D organization. Dr. Shidlovsky holds a Bachelor of Science degree in Chemistry from the Technion and master’s and Ph.D. degrees from the Hebrew University in Israel.

Guenter Jaensch Age 67 Director since 1997 Chairman Audit Committee, Compensation Committee, Nomination and Governance Committee
Dr. Guenter Jaensch serves as President of Jaensch Enterprises, a firm engaged in management and project consulting and serves as Chairman of the Board for Biophan Technologies, Inc. For over 20 years, he held executive positions with Siemens or its subsidiaries in Europe and the United States. Among his assignments were service as President of Siemens Communications Systems, Inc.; President and Chairman of Siemens Corporate Research and Support, Inc.; Chairman and Chief Executive Officer at Siemens Pacesetter, Inc.; and head of the Cardiac Arrhythmia Division of Siemens AG Medical Group. Dr. Jaensch holds a master’s degree in Business Administration and a Ph.D. degree in Business and Finance from the University of Frankfurt; he also taught business for three years at the University of Frankfurt.

Daniel Tsui Age 67 Director since 1999 Audit Committee, Compensation Committee Nomination and Governance Committee
Professor Daniel Tsui is the Arthur Le Grand Doty Professor of Electrical Engineering at Princeton University and was awarded the 1998 Nobel Prize in Physics for the discovery and explanation of the fractional quantum Hall effect. Professor Tsui was a recipient of the American Physical Society 1984 Buckley Prize, the 1998 Benjamin Franklin Medal and was elected to the National Academy of Sciences and the National Academy of Engineering. He is a fellow of the American Physical Society and the American Association for the Advancement of Science and the American Academy of Arts and Sciences. He is currently engaged in research activity relating to properties of thin films and microstructures of semiconductors and solid-state physics. He received his Ph.D. in physics from the University of Chicago in 1967 and for 13 years, served with Bell Laboratories before joining the faculty of Princeton University, where he has served for more than 20 years.

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Nominees for Directors
Baruch Fischer Age 57 Director since 1999 Compensation Committee
Professor Baruch Fischer currently serves as a professor at the Electrical Engineering Facility at the Technion. Professor Fischer had served as Dean of the Electrical Engineering Faculty at the Technion. Professor Fischer’s current research activities include solid state devices, lasers and optical amplifiers; WDM technology; fiber gratings; “all optical” networks; non-linear effect in fiber, wave mixing; and optical computing, optical data storage and optical image processing. He has authored or co-authored approximately 180 papers and holds several patents in the field of optics and opto-electronics. He received his Ph.D. from Bar-Ilan University, Israel in 1980. He subsequently became a Post-Doctorate Fellow at CalTech and joined the faculty of the Technion in 1983.

Harold W. Furchtgott-Roth Age 49 Director since 2005 Audit Committee
Dr. Furchtgott-Roth serves as President of Furchtgott-Roth Economic Enterprises, an economic consulting firm, which he founded in 2003. From 2001 to 2003, Dr. Furchtgott-Roth was a visiting fellow at the American Enterprise Institute. From 1997 to 2001, Dr. Furchtgott-Roth served as a commissioner of the Federal Communications Commission. Before his appointment to the FCC, he was chief economist for the House Committee on Commerce and a principal staff member on the Telecommunications Act of 1996. Dr. Furchtgott-Roth is the author of numerous publications and has coauthored three books. He is also a columnist for the New York Sun. Dr. Furchtgott-Roth received a Ph.D. in economics from Stanford University and a Bachelor of Science degree in economics from the Massachusetts Institute of Technology.

Information About the Board and its Committees

The system of governance practices followed by the Company is memorialized in the MRV Communications, Inc. Corporate Governance Guidelines and the charters of the four committees of the Board of Directors. The Governance Guidelines and charters are intended to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations and to make decisions that are independent of the Company’s management. The Governance Guidelines also are intended to align the interests of directors and management with those of MRV’s stockholders. The Governance Guidelines establish the practices the Board will follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer’s performance evaluation, board committees, and director compensation. The Board annually conducts a self-evaluation to assess compliance with the Governance Guidelines and identify opportunities to improve Board performance.

The Governance Guidelines and committee charters are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The Governance Guidelines were most recently modified by the Board, effective September 24, 2004, to, among other things, assure compliance with corporate governance requirements contained in The Nasdaq Stock Market (“Nasdaq”) and make other enhancements to the Company’s corporate governance policies, including creating the role of lead independent director. The chair of the Nomination and Governance Committee, Dr. Igal Shidlovsky, has served as the lead independent director since the last annual meeting of stockholders. The lead independent director is responsible for coordinating the activities of the non-management directors, coordinating with the Chairman to set the agenda for Board meetings, chairing meetings of the non-management directors, and leading the Board’s review of the Chief Executive Officer. The Board has four committees: an Audit Committee, a Compensation Committee, a Nomination and Governance Committee and an Executive Committee. The Governance Guidelines, as well as current copies of the Charter for the Audit Committee, the Compensation Committee and the Nomination and Governance Committee are available on MRV’s website http://www.mrv.com.

The Board of Directors, the Audit Committee, the Compensation Committee and the Nomination and Governance Committee each hold regularly scheduled quarterly meetings. In addition to the quarterly meetings, there may be special meetings from time to time as the Board or its committees deem necessary. At each quarterly board meeting, time is set aside for the independent directors to meet in an executive session without management or management directors present. The Board of Directors met four times during 2005. All directors attended 75% or more of the Board meetings and meetings of the committees on which they served during 2005, except for Dr. Furchtgott-Roth who was elected to the Board of Directors in November 2005 and did not attend any meetings held during 2005.

The table below details the composition of each of the Board committees since the last annual meeting of stockholders. If stockholders elect Dr. Furchtgott-Roth to the board, the Company expects that he will be appointed to the Audit Committee.

COMMITTEES

Name	Audit		Compensation		Nomination and Governance		Executive
Mr. Lotan							X
Dr. Margalit							X
Dr. Shidlovsky	X		X	(1)	X	(1)(2)
Dr. Jaensch	X	(1)	X		X
Professor Tsui	X		X		X
Professor Fischer			X
Dr. Furchtgott-Roth	X

(1)	Committee Chairperson

(2)	Lead Independent Director

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the Board and of each committee (other than Dr. Margalit and Mr. Lotan who are officers and employees of MRV and serve on the Executive Committee) meets the standards of independence under the Governance Guidelines and applicable Nasdaq listing standards.

Audit Committee:  The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee’s role includes overseeing the work of the Company’s internal accounting and auditing processes and discussing with management the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. The Committee’s specific responsibilities are delineated in the Audit Committee Charter, a copy of which is attached as Appendix A to MRV’s proxy statement for its 2004 annual meeting of stockholders and is available on MRV’s website http://www.mrv.com. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The members of the Audit Committee during 2005 are as stated in the Committee table above. The Board has determined that Dr. Guenter Jaensch and Dr. Harold W. Furchtgott-Roth are each an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of Securities and Exchange Commission (“SEC”) regulations and that they are independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. For additional information concerning the Audit Committee, see “REPORT OF THE AUDIT COMMITTEE.”

Compensation Committee:  During 2005, the Compensation Committee consisted of Dr. Shidlovsky, Dr. Jaensch, Professor Tsui and Professor Fischer. The Compensation Committee met three times during 2005. The primary responsibilities of the Compensation Committee are: (a) In consultation with senior management, to make recommendations to the Board as to the Company’s general compensation philosophy and to oversee the development and implementation of compensation programs; (b) To evaluate the performance of the CEO in light of Board-approved goals and objectives, and to recommend to the Board the CEO’s compensation level based on this evaluation; (c) To make recommendations to the Board regarding the compensation (including any new compensation programs) of the other executive officers, following its review of performance evaluations of the other executive officers; and (d) to review and make recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based plans. The Compensation Committee’s role includes producing the report on executive compensation required by SEC rules and regulations. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter.

Compensation Committee Interlocks and Insider Participation.  No member of the Compensation Committee was, during 2005, an officer or employee of MRV or any of its subsidiaries; or was formerly an officer of MRV or any of its subsidiaries. During 2005, no executive officer of MRV served as an executive officer, director or member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such committee, the entire board of directors) of another entity, any of whose executive officers served as a member of the Compensation Committee or as a director of MRV.

Nomination and Governance Committee:  The principal responsibilities of the Nomination and Governance Committee are to: (a) To lead the search for qualified individuals for election as directors to ensure the Board has the right mix of skills and expertise; (b) To retain and terminate any search firm to be used to identify director candidates, as it may deem appropriate in its discretion; (c) To solicit the views of the Chief Executive Officer, other members of the Company’s senior management, and other members of the Board regarding the qualifications and suitability of candidates; (d) To establish policies and procedures for the evaluation of candidates put forth by the Company’s stockholders; (e) To review and recommend to the full Board a set of corporate governance principles and a code of business conduct and ethics applicable to the Board and the Company, and, if deemed necessary by the Board, propose from time to time any amendments to such principles and such code; (f) To oversee and evaluate compliance by the Board and management of the Company with the Company’s corporate governance principles and ethics standards and its code of conduct. The Nomination and Governance Committee’s role also includes periodically reviewing the compensation paid to non-employee directors, and making recommendations to the Board for any adjustments. In addition, the Chair of the Nomination and Governance Committee acts as the lead independent director and is responsible for leading the Board of Directors’ annual review of the chief executive officer’s performance. The specific responsibilities and functions of the Nomination and Governance Committee are delineated in the Nomination and Governance Committee Charter, which is available on MRV’s website http://www.mrv.com. The Nomination and Governance Committee was established in September 2004 and met twice in 2005. The members of the Nomination and Governance Committee during 2005 are as stated in the Committee table above.

Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nomination and Governance Committee annually reviews with the Board the applicable skills and characteristics required of Board nominees in the context of current Board composition and Company circumstances. In making its recommendations to the Board, the Nomination and Governance Committee considers, among other things, the qualifications of individual director candidates. The Nomination and Governance Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members with the objective of having a Board with business experience, diversity, and personal skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance, and

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; educational and professional background; and personal accomplishment. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, the Nomination and Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Committee will consider stockholder recommendations for candidates for the Board. All stockholder nominating recommendations must be in writing, addressed to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary (or if MRV’s corporate headquarters have changed, to MRV’s new corporate headquarters as publicly announced). Submissions must be made by certified mail or commercial courier service (Federal Express, for example). Hand delivered or emailed submissions will not be considered.

Any stockholder wishing to nominate an individual for election to the Board must ensure that MRV receives it, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders (e.g., for the 2007 annual meeting, by December 13, 2006). In the event that the date of the annual meeting of stockholders for any year is more than 30 days from the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of MRV’s proxy statement for the annual meeting of stockholders for the current year.

The nomination must contain the following information about the nominee: name; age; business and residence addresses; principal occupation or employment; the number of shares of common stock held by the nominee; the time period for which such shares have been held and a statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of MRV’s next annual meeting of stockholders; the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director; a description of any relationships between the proposed nominee and the recommending stockholder, and to any of MRV’s competitors, customers, suppliers, or other persons with special interests regarding MRV; a statement supporting the recommending stockholder’s view that the proposed nominee possesses the minimum qualifications set forth below to serve as a director, and briefly describing the contributions that the nominee would be expected to make to the board and to the governance of MRV; a statement whether, in the view of the recommending stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of MRV; and a signed consent of the nominee to be interviewed and to serve as a director of MRV, if elected. Minimum qualifications for serving on the Board include integrity; absence of conflicts of interest; ability to provide fair and equal representation of all stockholders; demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor; management or policy-making experience (which may be as an advisor or consultant); demonstrated ability to function effectively in an oversight role through management or policy-making experience that evidences an ability to function effectively in an oversight role; a general appreciation regarding major issues facing public companies of a size and operational scope similar to MRV, including regulatory obligations and governance concerns of a public issuer; strategic business planning; competition in a global economy; basic concepts of corporate finance; and the ability to devote the time and effort necessary to fulfill his or her responsibilities, in the context of the perceived needs of the Board at that time.

Executive Committee:  The Executive Committee consists of Mr. Lotan and Dr. Margalit. The Executive Committee did not meet as a committee during 2005. The primary responsibility of the Executive Committee is to take any action that the Board is authorized to act upon, with the exception of the issuance of stock, the sale of all or substantially all of MRV’s assets and other significant corporate transactions.

Compensation of Outside Directors.  Outside directors, i.e., directors who are not employees of MRV, receive cash compensation of $1,500 per month and $1,000 for each Board of Directors’ meeting attended, while serving as Directors. In January 2005, MRV granted to each outside director options to purchase 30,000 shares of its common stock at $3.62 per share. In December 2005, MRV granted to each audit committee member, Dr. Jaensch, Dr. Shidlovsky, Professor Tsui and Dr. Furchtgott-Roth, options to purchase 10,000 shares of its common stock at $2.05 per share.

Director Attendance at Annual Meetings.  The Company uses reasonable efforts to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account the directors’ schedules. In cases where the Company, in its reasonable business judgment, believes that stockholder attendance at its annual meetings is significant, the Company encourages director attendance at such annual meeting. Directors make every effort to attend the Company’s annual meeting of stockholders when meaningful stockholder attendance at such meeting is anticipated. Noam Lotan attended the 2005 annual meeting of stockholders.

Relationships and Terms of Officers.  Except for Dr. Near Margalit, the Chief Executive Officer of MRV’s subsidiary, LuminentOIC, Inc., who is the son of Dr. Shlomo Margalit, and Dr. Harold Furchtgott-Roth, who is the cousin of Noam Lotan’s wife, none of the Executive Officers, Directors or Director nominees of MRV are related by blood, marriage or adoption to any of MRV’s executive officers, Directors or Director nominees. The Board of Directors elects officers annually and those elected serve at the discretion of the Board, subject, in the cases of Dr. Shlomo Margalit and Mr. Lotan, to the terms of their respective employment agreements described in “EXECUTIVE COMPENSATION AND RELATED INFORMATION — Agreements With Certain Executive Officers.”

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Ownership of Securities

The following table sets forth information known to MRV with respect to beneficial ownership of MRV common stock as of April 6, 2006 for (i) each director and nominee, (ii) MRV’s Chief Executive Officer and each of the Named Executive Officers listed in the table under “EXECUTIVE COMPENSATION AND RELATED INFORMATION” below and (iii) all executive officers and directors as a group. The table below indicates the number of shares owned by each person known to MRV to be the beneficial owner of 5% or more of the outstanding shares of MRV’s common stock.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of April 6, 2006 includes shares of common stock that such person or group had the right to acquire on or within 60 days after April 6, 2006, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table below include only options to purchase shares that were exercisable on or within 60 days after April 6, 2006. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 124,941,389 shares of common stock outstanding on the record date of April 6, 2006 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after the record date.

	Common Stock
Name and Address (1) of Beneficial Owner or Identity of Group	Number of Shares		Percentage Ownership
Deutsche Bank, AG London Branch 31 West 52nd Street, New York, NY 10019	9,913,794	(2)	7.4%
Shlomo Margalit	3,260,660		2.5%
Noam Lotan	1,585,540	(3)	1.3
Kevin Rubin	64,250	(4)	*
Shay Gonen	127,150	(5)	*
Near Margalit	177,875	(6)	*
Igal Shidlovsky	234,050	(7)	*
Guenter Jaensch	112,500	(6)	*
Daniel Tsui	167,715	(8)	*
Baruch Fischer	147,500	(6)	*
Harold Furchtgott-Roth	10,000	(6)	*
All executive officers and directors as a group	5,887,240	(9)	4.5

* Less than 1%

(1)	Unless otherwise indicated below, each person has sole voting and investment power with respect to the shares listed. Unless otherwise indicated in the table above, the address of each person is c/o MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311.

(2)	Consists of shares issuable upon conversion of MRV’s $23.0 million principal amount of five-year 5% convertible notes due June 2008 that MRV sold in June 2003. The notes are convertible at any time prior to maturity into MRV’s common stock at a conversion price of $2.32 per share. The notes include a provision limiting any holder’s right to convert in excess of that portion of the principal amount that, upon giving effect to such conversion, would cause the aggregate number of shares beneficially owned by the holder and its affiliates to exceed 4.99% of our total outstanding shares following such conversion. The shares and percentage ownership of our outstanding shares indicated in the table above do not give effect to this limitation, but assume that all or any portion of the notes may be converted into our shares at any time prior to maturity.

(3)	Includes 128,500 shares issuable pursuant to stock options exercisable within 60 days of April 6, 2006.

(4)	Includes 59,250 shares issuable pursuant to stock options exercisable within 60 days of April 6, 2006.

(5)	Includes 125,000 shares issuable pursuant to stock options exercisable within 60 days of April 6, 2006.

(6)	Consists of shares issuable pursuant to stock options exercisable within 60 days of April 6, 2006.

(7)	Includes 225,450 shares issuable pursuant to stock options exercisable within 60 days of April 6, 2006.

(8)	Includes 167,500 shares issuable pursuant to stock options exercisable within 60 days of April 6, 2006.

(9)	Includes 1,153,575 shares issuable pursuant to stock options exercisable within 60 days of April 6, 2006.

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and 10% or greater stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

We believe, based solely on a review of the copies of such reports furnished to the Company, that each report required of the Company’s executive officers, directors and 10% or greater stockholders was duly and timely filed during the year ended December 31, 2005.

Executive Compensation and Related Information

Executive Compensation

The following table shows information regarding compensation paid during each of the past three fiscal years to MRV’s Chief Executive Officer and each of its other executive officers serving at December 31, 2005 or during 2005, whose salary and bonus exceeds $100,000 for 2005 (collectively, the “Named Executive Officer”).

Summary Compensation Table

	Year	Salary	Bonus	Long-term Compensation Securities Underlying – Options (#)	All Other Compensation (1)
Noam Lotan	2005	$200,000	$-	95,000	$5,932
President and Chief Executive Officer	2004	$150,000	$-	25,000	$4,394
	2003	$150,000	$-	20,000	$4,462

Shlomo Margalit	2005	$110,000	$-	-	$3,299
Chairman, Chief Technical Officer	2004	$110,000	$-	-	$3,240
and Secretary	2003	$110,000	$-	-	$3,300

Kevin Rubin(2)	2005	$150,000	$37,500	145,000	$5,521
Chief Financial Officer and	2004	$150,000	$31,000	20,000	$5,430
Compliance Officer	2003	$150,000	$29,625	15,000	$5,388

Shay Gonen(2)	2005	$183,850	$15,000	50,000	$5,965
Chief Financial Officer	2004	$155,000	$24,836	75,000	$5,250
	2003	$155,000	$25,000	50,000	$5,400

Near Margalit	2005	$180,000	$10,000	75,500	$5,676
Chief Executive Officer,	2004	$160,000	$-	36,000	$4,800
LuminentOIC, Inc.	2003	$160,000	$-	20,000	$4,800

(1)	“All Other Compensation” includes Company contributions to its 401(K) savings plan on behalf of the Named Executive Officer.

(2)	Mr. Rubin became Chief Financial Officer on December 5, 2005, succeeding Mr. Gonen who resigned as Chief Financial Officer on December 2, 2005.

Option Grants in 2005

The following table sets forth information with respect to option grants to the Named Executive Officers during 2005:

•	the number of shares of MRV common stock underlying options granted during the year;

•	the percentage that such options represent of all options granted to employees during the year;

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

•	the exercise price (which in each case was equal to the fair market value of the stock on the date of grant);

•	the expiration date; and

•	the hypothetical present value, as of the grant date, of the options under the option pricing model discussed below.

The hypothetical present value of the options as of their date of grant has been calculated using the Black-Scholes option pricing model, as permitted by SEC rules, based upon a set of assumptions set forth in footnote (2) to the table. It should be noted that this model is only one method of valuing options, and the Company’s use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise.

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Option Grants During Fiscal 2005

						Potential Realizable Value at Assumed Annual Rate of Stock Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in 2005	Exercise Price ($/sh)	Expiration Date	Hypothetical Value at Grant Date (2)	5% (1)	10% (1)
Noam Lotan	60,000	2.7%	$3.70	2/28/2015	$111,654	$122,395	$301,464
	35,000	1.6%	$2.05	12/30/2015	$39,424	$39,558	$97,433
Shlomo Margalit	-	-	$-	N/A	N/A	$-	$-
Kevin Rubin	20,000	0.9%	$3.70	2/28/2015	$37,218	$40,798	$100,488
	10,000	0.5%	$2.17	6/30/2015	$12,685	$11,964	$29,467
	15,000	0.7%	$1.82	11/30/2015	$15,018	$15,051	$37,072
	100,000	4.6%	$2.05	12/30/2015	$112,640	$113,022	$278,379
Shay Gonen	50,000	2.3%	$3.70	2/28/2015	$93,045	$101,996	$251,220
Near Margalit	47,500	2.2%	$3.70	2/28/2015	$88,393	$96,896	$238,659
	28,000	1.3%	$2.05	12/30/2015	$31,539	$31,646	$77,946

(1)	The dollar amounts under these columns are the result of calculations assuming the price of MRV’s common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the SEC for the term of the option. Neither the amounts reflected nor the rates applied are intended to forecast possible future appreciation, if any, of the Company’s stock price.

(2)	The hypothetical present value at grant date of options granted during 2005 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise is four years; risk free interest rates ranging from 3.72% to 4.42%; volatility ranging from 61% to 76%; and a dividend yield of 0%. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.” The options generally vest over four equal installments beginning on the first anniversary of the date of grant.

Option Exercises and Values for 2005

The table below sets forth the following information with respect to option exercises during fiscal 2005 by each of the Named Executive Officers and the status of their options at December 31, 2005:

•	the number of shares of MRV common stock acquired upon exercise of options during 2005;

•	the aggregate dollar value realized upon the exercise of those options;

•	the total number of exercisable and non-exercisable stock options held at December 31, 2005; and

•	the aggregate dollar value of in-the-money exercisable and non-exercisable options at December 31, 2005.

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Aggregated Option Exercises During 2005 and Option Values on December 31, 2005

			Number of Shares Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-The-Money Options at December 31, 2005 (1)
	Number of Shares Acquired Upon Exercise of Options	Value Realized Upon Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable
Noam Lotan	$-	$-	103,650	246,350	$9,540	$109,180
Shlomo Margalit	$-	$-	-	-	$-	$-
Kevin Rubin	$-	$-	50,000	180,000	$39,160	$18,860
Shay Gonen	$-	$-	198,375	141,125	$56,115	$25,405
Near Margalit	$-	$-	161,500	160,000	$135,375	$45,125

(1)	Based on the difference between the closing price of MRV common stock on December 31, 2005 and the exercise price.

Employment Agreements

All of MRV’s executive officers are employed on an at-will basis, except Noam Lotan and Shlomo Margalit whose employment is subject to employment agreements that are described below.

In March 1992, MRV entered into three-year employment agreements with Mr. Lotan and Dr. Margalit. Upon expiration, these agreements automatically renew for one-year terms unless either party terminates them by giving the other three months’ notice of non-renewal prior to the expiration of the current term. Pursuant to the agreements, Mr. Lotan serves as President, Chief Executive Officer and a Director of MRV and Dr. Margalit serves as Chairman of the Board of Directors, Chief Technical Officer and Secretary. For 2005, Mr. Lotan and Dr. Margalit received base annual salaries of $200,000 and $110,000, respectively, and each is entitled to receive a bonus determined and payable at the discretion of the board of directors upon the recommendation of the Compensation Committee of the Board.

Each executive officer also received employee benefits, such as vacation, sick pay and insurance, in accordance with MRV’s policies, which are applicable to all employees. MRV has obtained, maintained during 2005, and is the beneficiary of, a key man life insurance policy in the amount of $1,000,000 on the life of Mr. Lotan. All benefits under this policy are payable to MRV upon his death during the policy term.

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Performance Graph

The chart below compares the five-year cumulative total return, assuming the reinvestment of dividends, on MRV’s common stock with that of the Nasdaq Stock Market – U.S. Companies Index and the S&P Small Cap Information Technology Index. This graph assumes $100 was invested on December 31, 2000, in each of MRV common stock, the U.S. companies in the Nasdaq Stock Market index and the companies in the S&P Small Cap Information Technology Index.

Note: MRV management cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG MRV COMMUNICATIONS, INC., THE NASDAQ STOCK MARKET  –  U.S. COMPANIES INDEX
AND THE S&P SMALL CAP INFORMATION TECHNOLOGY INDEX

	Cumulative Total Return
	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
MRV Communications	$100.00	$31.69	$8.00	$28.10	$27.43	$15.32
Nasdaq Stock Market (US Companies)	$100.00	$79.32	$54.84	$81.99	$89.22	$91.12
S&P Small Cap Information Technology	$100.00	$96.22	$61.19	$94.16	$100.44	$100.23

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Report of the Compensation Committee

The Compensation Committee (the “Committee”) has been formed to set and administer the policies governing MRV’s compensation programs, including stock option plans. The Committee receives and evaluates information regarding compensation practices for comparable businesses in similar industries and considers this information in determining base salaries, bonuses and stock-based compensation. The Committee is authorized to engage or employ such outside professional consultants or other services as in its discretion may be required to fulfill its responsibilities. The Committee also discusses and considers executive compensation matters and makes decisions thereon.

MRV’s compensation policies are structured to link the compensation of the chief executive officer and other executive officers to corporate performance. In March 1992, Mr. Lotan and Dr. Margalit entered into three-year employment agreements, which, upon expiration automatically renew for one-year terms unless either party terminates them by giving the other three months’ notice of non-renewal prior to the expiration of the current term. Mr. Lotan’s base compensation was revised in 2002. Through the establishment of compensation programs and employment agreements, MRV has attempted to align the financial interests of its executives with the results of MRV’s performance, which is designed to put MRV in a competitive position regarding executive compensation and to ensure corporate performance, which will then enhance stockholder value.

MRV’s executive compensation philosophy is to set base salaries by referring to those of comparable businesses and then to provide performance based variable compensation, such as bonuses, as determined by the Committee according to factors such as MRV’s financial performance and the performance of its share price. This philosophy allows total compensation to fluctuate from year to year. As a result, the Named Executive Officers’ actual compensation levels in any particular year may be above or below those of MRV’s competitors, depending upon the evaluation of the compensation factors described above by the Committee.

The base compensation for 2005, 2004 and 2003 for Dr. Margalit was determined in 1992, based upon his employment agreement with MRV. The base compensation of Mr. Lotan prior to 2002 was determined in 1992, based upon his employment agreement with MRV. Mr. Lotan’s base compensation was revised in 2002 and again in 2005. Mr. Lotan’s base compensation was not adjusted in 2003 or 2004 and remained at the 2002 level because neither the Committee nor Mr. Lotan believed, based on MRV’s financial and share performance during those years, that an adjustment was appropriate. In determining the amount of the increase in Mr. Lotan’s base compensation and stock option awards for 2005, the Committee reviewed surveys of executive compensation of comparable businesses and considered these surveys and such factors as the total compensation paid to other chief executives in such businesses, Mr. Lotan’s year’s of service with MRV, the compensation paid to Mr. Lotan and MRV’s other executives during years prior to 2005 and MRV’s financial and share-price performance since 2001 generally and in 2004 particularly. Based on these factors, the Committee concluded that Mr. Lotan’s 2005 compensation was appropriate and not excessive for the services he is performing for MRV. The Committee did not make any specific determination as to whether any particular factor was favorable or unfavorable to their ultimate conclusion or assign any particular weight to any factor, but conducted an overall analysis of the factors described above.

To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to MRV and to the executives of various types of compensation. Some types of compensation and their deductibility depend upon the timing of an executive’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws also affect the deductibility of compensation. To the extent reasonably practicable and to the extent it is within the Committee’s control, the Committee intends to limit executive compensation in ordinary circumstances to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. In doing so, the Committee may utilize alternatives (such as deferring compensation) for qualifying executive compensation for deductibility and may rely on grandfathering provisions with respect to existing contractual commitments.

The Committee believes that its overall executive compensation program has been fair to the executives’ performance and to the stockholders.

2005 Compensation Committee of the Board of Directors

Igal Shidlovsky
Chairman

Guenter Jaensch

Daniel Tsui

Baruch Fischer

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Report of the Audit Committee

The Audit Committee (the “Committee”) oversees MRV’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for MRV’s financial statements and the overall reporting process, including MRV’s system of financial controls. In fulfilling its oversight responsibilities during 2005, the Committee periodically:

•	reviewed the unaudited and audited financial statements with management and MRV’s independent registered public accounting firm during 2005, Ernst & Young LLP;

•	discussed the accounting principles, significant assumptions, estimates and matters of judgment used in preparing the financial statements with management and Ernst & Young;

•	reviewed MRV’s financial controls and financial reporting process; and

•	reviewed significant financial reporting issues and practices, including changes in accounting principles and disclosure practices.

The Committee also reviewed with Ernst & Young, who was responsible in 2005 for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality and not just the acceptability, of MRV’s accounting principles and such other matters as are required to be discussed with the Committee under accounting principles generally accepted in the United States. The Committee periodically met with Ernst & Young to discuss the results of their examinations, their evaluations of MRV’s internal controls and the overall quality of MRV’s financial reporting.

In addition, the Committee discussed with Ernst & Young their independence from management and MRV including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Ernst & Young any matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Committee also considered the compatibility of Ernst & Young’s non-audit services (principally tax advisory services) with the standards for auditors’ independence. The Committee discussed with Ernst & Young the overall scope and plans for their audit.

The Directors who serve on the Committee are all “independent” for purposes of the rules of the Nasdaq Stock Market. During 2005, the committee met six times, with all members of the committee during 2005 in attendance at each meeting, except Professor Tsui and Dr. Jaensch who each did not attend one of these meetings and Dr. Furchtgott-Roth who was appointed to the Board of Directors in November 2005 and did not attend any meetings held during 2005.

In reliance on the reviews and discussions referred to above and representations by management that the financial statements were prepared in accordance with generally accepted accounting principles, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005.

2005 Audit Committee of the Board of Directors

Guenter Jaensch
Chairman

Igal Shidlovsky

Daniel Tsui

Harold W. Furchtgott-Roth

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

Ratification of Independent Registered Public Accounting Firm
(Proposal No. 2)

General

The Audit Committee has recommended, and the Board has approved, the appointment of Ernst & Young LLP as MRV’s independent registered public accounting firm for the year ending December 31, 2006. Ratification of the independent auditor is not required by MRV’s Bylaws or applicable law, but has historically been submitted to stockholders as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in MRV’s and its stockholders’ best interests. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS MRV’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2006.

Ernst & Young LLP has audited MRV’s consolidated financial statements annually since 2002. Representatives of Ernst & Young LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees And Services

Ernst & Young LLP has audited MRV’s consolidated financial statements annually since 2002. The following is a summary of the fees billed to MRV by Ernst & Young LLP for professional services rendered for the years ended December 31, 2005 and 2004:

Fee Category	2005	2004
Audit Fees	$1,639,000	$1,638,000
Audit-Related Fees	43,000	9,000
Tax Fees	15,000	118,000
All Other Fees	-	-
Total	$1,697,000	$1,765,000

Audit Fees. Consists of fees billed for professional services rendered for the audits of MRV’s consolidated financial statements and internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of MRV’s consolidated financial statements and are not reported under “Audit Fees.” These services include consultations in connection with acquisitions, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

Policy On Audit Committee Pre-Approval Of Audit And Permissible Non-Audit Services Of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit related services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Other Matters

The management of MRV knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

Stockholder Proposals

Stockholders are hereby notified that if they wish a proposal to be included in MRV’s Proxy Statement and form of proxy relating to the 2007 annual meeting of stockholders, they must deliver a written copy of their proposal no later than December 13, 2006. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), in order to be included in MRV’s proxy materials. Stockholders who wish to submit a proposal for consideration at MRV’s 2007 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in MRV’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, must deliver a written copy of their proposal no later than February 26, 2007. In the event that the date of MRV’s annual meeting of stockholders for a particular year is more than 30 days from the first anniversary date of the annual meeting of stockholders for the prior year, the submission of proposals to be included in MRV’s Proxy Statement and form of proxy relating to an annual meeting of stockholders held in that year or proposals for

MRV Communications, Inc.

Proxy Statement for Annual Meeting of Stockholders

consideration at that annual meeting of stockholders but not submitted for inclusion in MRV’s proxy statement, will be considered timely received if submitted a reasonable time in advance of the printing and mailing of MRV’s proxy statement for the annual meeting of stockholders for that year. In any case, proposals should be delivered to MRV Communications, Inc., 20415 Nordhoff Street, Chatsworth, California 91311, Attention: Secretary. To avoid controversy and establish timely receipt by MRV, it is suggested that stockholders send their proposals by certified mail return receipt requested.

The information under the captions “Report of Compensation Committee,” “Report of Audit Committee,” “Performance Graph” and MRV’s Annual Report to Stockholders for the year ended December 31, 2005 are not “soliciting material,” are not deemed “filed” with the SEC, and are not incorporated by reference in any filing of MRV under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

By order of the Board of Directors

Shlomo Margalit
Secretary

Chatsworth, California
April 12, 2006

MRV Communications, Inc.

ANNUAL MEETING OF STOCKHOLDERS OF
MRV COMMUNICATIONS, INC.
May 19, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following directors to serve for a term ending upon the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified.

NOMINEES:
FOR ALL NOMINEES	m	Noam Lotan
	m	Shlomo Margalit
WITHHOLD AUTHORITY	m	Igal Shidlovsky
FOR ALL NOMINEES	m	Guenter Jaensch
	m	Daniel Tsui
FOR ALL EXCEPT	m	Baruch Fischer
(See instructions below)	m	Harold Furchtgott-Roth

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as MRV’s independent accountants for the year ending December 31, 2006.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MRV COMMUNICATIONS, INC.
20415 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
MRV COMMUNICATIONS, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD May 19, 2006
The undersigned holder of common stock, par value $0.0017, of MRV Communications, Inc. ("MRV") hereby appoints Noam Lotan and Shlomo Margalit, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all common stock of MRV that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Warner Center Marriott Woodland Hills, 21850 Oxnard Street, Woodland Hills, California 91367 on Friday, May 19, 2006, at 9:00 a.m., Pacific Standard Time, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR THE RATIFICATION OF ERNST & YOUNG LLP AS MRV'S INDEPENDENT ACCOUNTANTS FOR 2006, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF MRV EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS MRV'S INDEPENDENT ACCOUNTANTS FOR 2006.
IF YOU ARE VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
MRV COMMUNICATIONS, INC.
May 19, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE — Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following directors to serve for a term ending upon the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified.

NOMINEES:
FOR ALL NOMINEES	m	Noam Lotan
	m	Shlomo Margalit
WITHHOLD AUTHORITY	m	Igal Shidlovsky
FOR ALL NOMINEES	m	Guenter Jaensch
	m	Daniel Tsui
FOR ALL EXCEPT	m	Baruch Fischer
(See instructions below)	m	Harold Furchtgott-Roth

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Ernst & Young LLP as MRV’s independent accountants for the year ending December 31, 2006.	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.